Supplement dated Feb. 10, 2005 to the following prospectus:

            American Express(R) Galaxy Premier Variable Annuity dated
                        April 30, 2004 -- 45211 G (4/04)

The Variable Account and the Funds

Subject to approval of the shareholders at a special meeting to be held on Feb. 16, 2005, the Liberty Equity Fund, Variable Series Class A will merge into the following fund at the close of business on Feb. 25, 2005:

Surviving Fund                Investment Objectives and Policies          Investment Adviser
----------------------------- ------------------------------------------- ----------------------
Stein Roe Growth Stock,       The fund seeks long-term growth. Under      Columbia Management
Variable Series Class A       normal circumstances, the fund invests at   Advisors, Inc.
                              least 80% of its net assets (plus any
                              borrowings for investment purposes) in
                              common stocks, primarily of companies
                              with large market capitalizations. The
                              fund may invest in any market sector but
                              emphasizes the technology, financial
                              services, health care and global consumer
                              franchise sectors. The fund may invest up
                              to 25% of its assets in  foreign stocks.
----------------------------- ------------------------------------------- ----------------------

Upon the merger, Stein Roe Growth Stock, Variable Series Class A will change its name to Columbia Large Cap Growth Stock, Variable Series Fund Class A.

The investment managers and advisers can not guarantee that the funds will meet their investment objectives. Please read the fund's prospectuses for facts you should know before investing. These prospectuses are available by contacting us in writing at American Enterprise Life Insurance Company, 829 AXP Financial Center, Minneapolis, MN 55474 or calling us at (800) 333-3437.

Here is some important information about the surviving fund's fees and expenses:

Total annual operating expenses for each fund

Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

                                                     Management fees  12b-1 fees   Other expenses    Total
SteinRoe Variable Investment Trust
   Stein Roe Growth Stock, Variable Series Class A      0.65%(1)         0.00%          0.11%        0.76%

(1) The fund pays a management fee of 0.50% and an administrative fee of 0.15%.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE CURRENT PROSPECTUS FOR YOUR PRODUCT.





45211-2 A (2/05)